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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 27, 2006

                   INFINITY PROPERTY AND CASUALTY CORPORATION
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             (Exact name of registrant as specified in its charter)

              Ohio                     000-50167               03-0483872
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  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)               File No.)           Identification No.)

     3700 Colonnade Parkway, Birmingham, Alabama                 35243
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       (Address of principal executive offices)               (Zip Code)

                                 (205) 870-4000
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              (Registrant's telephone number, including area code)


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 27, 2006, the Registrant issued a press release announcing its financial results for the quarter and six months ended June 30, 2006. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

99     Press release dated July 27, 2006

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  INFINITY PROPERTY AND CASUALTY
                                                  CORPORATION


Date: July 27, 2006                               By:    /s/ Samuel J. Simon
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                                                  Name:  Samuel J. Simon
                                                  Title: Executive Vice
                                                         President, General
                                                         Counsel and Secretary